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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 1997
                         COMMISSION FILE NUMBER 0-25796



                             STORMEDIA INCORPORATED
             (Exact name of registrant as specified in its charter)




             DELAWARE                                         77-0373062
   (State or other jurisdiction                            (I.R.S. Employer
        of incorporation or                                 Identification
           organization)                                       Number)


               385 REED STREET, SANTA CLARA, CALIFORNIA 95050-3118
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (408) 327-8400
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

        The information which is set forth in the Registrant's press release dated November 28, 1997 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               99.1 Text of Press Release dated November 28, 1997.








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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 1, 1997                 STORMEDIA INCORPORATED



                                        /s/ Judith M. O'Brien
                                        -------------------------------------
                                        Judith M. O'Brien
                                        Secretary







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                                INDEX TO EXHIBITS



Exhibit                            Description
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
 99.1              Text of Press Release dated November 28, 1997








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